UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

FIFTH WALL ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-39991	85-4218526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6060 Center Drive 10th Floor Los Angeles, California 90045	90045
(Address of principal executive offices)	(Zip Code)

(310) 858-8878

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FWAA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 23, 2021, Fifth Wall Acquisition Corp. I (the “Company”) held a special meeting of stockholder in lieu of the 2021 annual meeting of its stockholders (the “Special Meeting”) as a virtual meeting, conducted via live webcast, in connection with the proposed business combination (the “Business Combination”) by and among the Company, Einstein Merger Corp. I, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”) and SmartRent.com, Inc., a Delaware corporation (“SmartRent”), as described in the Company’s proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on August 9, 2021 (the “Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting and the final voting results are indicated below. Each Proposal voted on at the Special Meeting is described in detail in the Proxy Statement, and was approved at the Special Meeting.

As of the close of business on July 27, 2021, the record date for the Special Meeting, there were approximately 35,547,500 shares of Class A Common Stock, par value $0.0001 per share (the “FWAA Class A Common Stock”), and 8,625,000 shares of Class B common stock, par value $0.0001 per share (the “FWAA Class B Common Stock”, and together with the FWAA Class A Common Stock, the “FWAA Common Stock”), outstanding. A total of 36,667,602 shares of FWAA Common Stock, representing approximately 83.01% of the outstanding shares of FWAA Common Stock entitled to vote, were present in person or by proxy, constituting a quorum. All proposals voted on at the Special Meeting were “non-routine,” such that there were no broker non-votes.

1. The Business Combination Proposal – Proposal to approve the Merger Agreement, dated as of April 21, 2021, as amended on July 23, 2021 (as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Merger Sub and SmartRent, and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into SmartRent with SmartRent surviving the merger as a wholly owned subsidiary of the Company (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
1.	36,666,078	1,124	400

2. The Charter Proposal – Proposal to adopt the Third Amended and Restated Certificate of Incorporation (the “Proposed Charter”) in the form attached to the Proxy Statement as Annex B (FWAA Class B Common Stock voting separately as a single class, and FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Class B Common Stock Votes For	FWAA Class B Common Stock Votes Against	FWAA Class B Common Stock Abstentions
2.	8,625,000	0	0

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
2.	27,845,367	8,821,664	571

3. The Governance Proposal – Proposals with respect to certain governance provisions in the Proposed Charter that are separately being presented in accordance with SEC guidance, each to be voted upon separately on a non-binding advisory basis.

Proposal No. 3A – Changes to Authorized Capital Stock – Proposal to amend the Second Amended and Restated Certificate of Incorporation of the Company (the “Existing Charter”) to authorize 550,000,000 shares, consisting of 500,000,000 shares of Class A common stock and 50,000,000 shares of preferred stock (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
3A.	31,130,208	5,534,857	2,537

Proposal No. 3B – Required Vote to Amend the Charter – Proposal to amend the Existing Charter to require that any future charter amendment be approved by the Board of Directors of the Company (the “Board”) and an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all the then-outstanding shares of voting stock of the post-Business Combination company (the “Post-Combination Company”), voting together as a single class (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
3B.	23,646,089	13,020,892	621

Proposal No. 3C – Required Vote to Amend Bylaws – Proposal to amend the Existing Charter to require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all the then outstanding shares of voting stock of the Post-Combination Company entitled to vote generally in an election of directors to adopt, amend, alter, repeal or rescind the Post-Combination Company’s bylaws (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
3C.	23,646,489	13,020,492	621

Proposal No. 3D – Director Removal – Proposal to amend the Existing Charter to permit the removal of directors with cause only by stockholders voting at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Post-Combination Company entitled to vote at an election of directors (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
3D.	25,604,534	11,062,134	934

Proposal No. 3E – Removal of Blank Check Company Provisions – Proposal to amend the Current Charter to eliminate certain provisions related to the Company’s status as a blank check company that will no longer be applicable upon the consummation of the Business Combination (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
3E.	36,665,923	1,105	574

4. The Director Election Proposal – Proposal to elect six directors to the Board, effective upon the closing of the Business Combination, with each Class I director having a term that expires at the Post-Combination Company’s annual meeting of stockholders in 2022, each Class II director having a term that expires at the Post-Combination Company’s annual meeting of stockholders in 2023, and each Class III director having a term that expires at the Post-Combination Company’s annual meeting of stockholders in 2024, or, in each case, until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Lucas Haldeman	FWAA Common Stock Votes For	FWAA Common Stock Votes Withheld
	35,495,046	1,172,556

Alana Beard	FWAA Common Stock Votes For	FWAA Common Stock Votes Withheld
	36,666,017	1,585

Robert Best	FWAA Common Stock Votes For	FWAA Common Stock Votes Withheld
	36,666,147	1,455

John Dorman	FWAA Common Stock Votes For	FWAA Common Stock Votes Withheld
	36,666,057	1,545

Bruce Strohm	FWAA Common Stock Votes For	FWAA Common Stock Votes Withheld
	36,666,186	1,416

Frederick Tuomi	FWAA Common Stock Votes For	FWAA Common Stock Votes Withheld
	36,666,097	1,505

5. The Nasdaq Proposal – Proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding Class A common stock pursuant to the Business Combination (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
5.	36,665,155	1,926	521

6. The Equity Incentive Plan Proposal – Proposal to approve the SmartRent, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”), in the form attached to the Proxy Statement as Annex H, including the authorization of the initial share reserve under the Equity Incentive Plan (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
6.	35,515,644	1,151,137	821

7. The Employee Stock Purchase Plan Proposal – Proposal to approve the SmartRent, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), in the form attached to the Proxy Statement as Annex I, including the authorization of the initial share reserve under the ESPP (FWAA Class A Common Stock and FWAA Class B Common Stock voting together as a single class):

Proposal No.	FWAA Common Stock Votes For	FWAA Common Stock Votes Against	FWAA Common Stock Abstentions
7.	30,882,920	5,783,861	821

As there were sufficient votes at the time of the Special Meeting to approve each of the above Proposals, the “Adjournment Proposal” described in the Proxy Statement is not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2021

FIFTH WALL ACQUISITION CORP. I

By:	/s/ Andriy Mykhaylovskyy
Name:	Andriy Mykhaylovskyy
Title:	Chief Financial Officer